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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 13, 1998

                           KILROY REALTY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
           MARYLAND                    COMMISSION FILE NUMBER:             95-4598246
  (STATE OR OTHER JURISDICTION                1-12675                  (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                                     IDENTIFICATION NO.)
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      2250 EAST IMPERIAL HIGHWAY, SUITE 1200, EL SEGUNDO, CALIFORNIA 90245
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 563-5500

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

  Between January 13, 1998 and February 13, 1998, Kilroy Realty L.P., a Delaware limited partnership in which Kilroy Realty Corporation, a Maryland corporation, is the sole general partner (collectively referred to herein as the "Company"), consummated five separate acquisitions of office and industrial properties with approximately 576,000 aggregate rentable square feet for an aggregate purchase price of approximately $68,900,000. The acquisitions were financed with approximately $68,000,000 of working capital and, for the Reno, Nevada acquisition, with the issuance of 30,827 units of common limited partnership interest in Kilroy Realty, L.P. valued at approximately $900,000 based on a unit price predetermined by the parties involved. Except for the industrial building located in Reno, Nevada, which is described more fully below, none of the selling entities were affiliated with the Company and each acquisition was based on arms-length negotiations.

  The Company acquired one office building in Los Angeles, California on January 13, 1998 for approximately $7,500,000 from Olybund LLC, a California limited liability company. The office building contains approximately 48,000 rentable square feet and is presently 85% leased with an average monthly rent per square foot of $1.07. The quoted market rental rate for comparable office buildings in Los Angeles is $1.06 per square foot.

  On January 15, 1998, the Company acquired four office buildings in Fullerton, California for approximately $10,600,000 from Red Eagle Properties, Ltd., a California limited partnership. The office buildings contain approximately 149,000 aggregate rentable square feet and are presently 90% leased with an average monthly rent per square foot of $0.89. The quoted market rental rate for comparable office buildings in Fullerton is $0.90 per square foot.

  The Company acquired one office building in Santa Monica, California on January 23, 1998 for approximately $16,500,000 from 501 Santa Monica Partners, L.P., a California limited partnership. The office building contains approximately 70,000 rentable square feet and is presently 98% leased with an average monthly rent per square foot of $1.78. The quoted market rental rate for comparable office buildings in Santa Monica is $2.08 per square foot.

  On January 30, 1998, the Company acquired three office buildings in San Jose, California for approximately $27,400,000 from Limar Realty Corporation #17, a California corporation. The office buildings contain approximately 234,000 aggregate rentable square feet and are presently 46% leased with an average monthly rent per square foot of $0.53. The quoted market rental rate for comparable office buildings in San Jose is $1.25 per square foot.

  The Company acquired one industrial building in Reno, Nevada on February 13, 1998 for approximately $6,900,000 from ADI Memec Partners, a California limited partnership, which is an affiliate of The Allen Group. The purchase is the first in the second phase of transactions pursuant to the Contribution Agreement entered into by and between the Company and the Allen Group in October 1997 (previously filed in a Current Report on Form 8-K (No. 1-12675) dated November 7, 1997). The industrial building contains approximately 75,000 rentable square feet and is presently 100% leased with an average monthly rent per square foot of $0.76. The quoted market rental rate for comparable industrial buildings in Reno is $0.51 per square foot.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Financial statements of properties acquired.

  The required financial statements for the acquired properties will be filed within 60 days.

  (b) Pro forma financial information.

  The required pro forma financial information for the acquired properties will be filed within 60 days.

  (c) Exhibits

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
   EXHIBIT
     NO.                              DESCRIPTION
   -------                            -----------
    *2.1   Contribution Agreement, dated October 21, 1997, by and between
            Kilroy Realty, L.P. and Kilroy Realty Corporation and The Allen Group and the Allens.
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*  Previously filed as an exhibit to the Registrant's Current Report on Form 8-
   K/A (No. 1-2675) dated October 29, 1997 and incorporated herein by reference.

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KILROY REALTY CORPORATION

                                               /s/ Ann Marie Whitney
Date: February 27, 1998                   By: _________________________________
                                             Name: Ann Marie Whitney
                                             Title: Vice President and
                                              Controller

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                                 EXHIBIT INDEX

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
 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
  *2.1 Contribution Agreement, dated October 21, 1997, by and between Kilroy Realty, L.P. and Kilroy Realty Corporation and The Allen Group and the Allens.
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 * Previously filed as an exhibit to the Registrant's Current Report on Form 8-
   K/A (No. 1-12675) dated October 29, 1997 and incorporated herein by reference.

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